Exhibit 10.15

AMENDED AND RESTATED NOMINEE AND SUBORDINATION AGREEMENT

This Amended and Restated Nominee and Subordination Agreement (the “Agreement”) is made as of the 8th day of December, 2008 (“Effective Date”), by and among William M. Beard and Lu Beard, as Trustees of The William M. Beard and Lu Beard 1988 Charitable Unitrust (“Unitrust”), Boatright Family, L.L.C. (“Boatright”), McElmo Dome Nominee, LLC, a limited liability company (“Nominee”) and The Beard Company (the “Company”).

Whereas, the Company has executed and delivered to Boatright the Company’s 12% Convertible Subordinated Note due August 31, 2009, in the principal amount of $390,000.00 (the “Company Boatright Note”) and upon which, as of December 1, 2008, the accrued and unpaid interest is $11,830.00; and

Whereas, the Company has executed and delivered to Unitrust that certain Promissory Note in the original principal amount of $2,250,000, dated as of March 25, 2008, (the “2008 Unitrust Note”); and

Whereas, to secure payment of the loans evidenced by the 2008 Unitrust Note and the Company Boatright Note (collectively, the “2008 Subordinated Notes”) the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of March 25, 2008 (the “2008 Nominee Deed of Trust”), covering certain oil, gas, and mineral interests (collectively, the “Collateral”), for the benefit of the Nominee (as herein defined); and

Whereas, Unitrust, Boatright, and Nominee have previously entered into a Release, Subordination and Amended and Restated Nominee Agreement dated March 25, 2008, (the “2008 Nominee Agreement”) under which (i) the Nominee agreed to act as agent and nominee on behalf of Unitrust and Boatright under the 2008 Deed of Trust, (ii) the parties have agreed to certain priorities among the parties with respect to proceeds of the Collateral, and (iii) providing for the subordination of the 2008 Subordinated Notes to the 2008 Lender Note (as herein defined) and for the subordination of the 2008 Nominee Deed of Trust to the 2008 Lender Deed of Trust (as herein defined); and

Whereas, the Company has previously executed and delivered to First Fidelity Bank, N.A. (“Lender”) that certain promissory note dated June 8, 2007, in the original principal amount of $1,500,000 (the “2007 Lender Note”), as amended by Change in Terms Agreement dated March 25, 2008 (as so amended, the “2008 Lender Note”). The 2008 Lender Note is secured by that that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of March 25, 2008 (the “2008 Lender Deed of Trust”), covering the Collateral, for the benefit of Lender; and

Whereas, the Company has executed and delivered to Lender that certain promissory note dated December 8, 2008 in the principal amount of $1,000,000 (the “Restated 2008 Lender Note”) renewing and extending the unpaid balance of the 2008 Lender Note, and to secure payment of the Restated 2008 Lender note the Company has executed that certain Amended and Restated Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as December 8, 2008 (the “Restated 2008 Lender Deed of Trust”), covering the Collateral, for the benefit of Lender; and

Whereas, the parties desire to amend and restate the 2008 Nominee Agreement to provide for the subordination of the 2008 Subordinated Notes to the Restated 2008 Lender Note and for the subordination of the 2008 Nominee Deed of Trust to the Restated 2008 Lender Deed of Trust.

Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, the Company, Unitrust, Boatright, and Nominee hereby agree as follows:

1.         Subordination. The 2008 Subordinated Notes are hereby subordinated as follows:

a.         Subordination of 2008 Unitrust Note. Unitrust agrees that the 2008 Unitrust Note and the lien created by the 2008 Nominee Deed of Trust, and all obligations for payment of the loan evidenced and secured thereby, and all obligations for performance contained in the 2008 Unitrust Note and the 2008 Nominee Deed of Trust, are and shall be subordinate to the Restated 2008 Lender Note, the lien created by the Restated 2008 Lender Deed of Trust, and all obligations for performance contained in the Restated 2008 Lender Note and the Restated 2008 Lender Deed of Trust.

b.         Subordination of Company Boatright Note. Boatright agrees that the Company Boatright Note and the lien created by the 2008 Nominee Deed of Trust, and all obligations for payment of the loan evidenced and secured thereby, and all obligations for performance contained in the Company Boatright Note and the 2008 Nominee Deed of Trust, are and shall be subordinate to the Restated 2008 Lender Note, the lien created by the Restated 2008 Lender Deed of Trust, and all obligations for performance contained in the Restated 2008 Lender Note and the Restated 2008 Lender Deed of Trust.

2.         Nominee Rights and Obligations. The 2008 Nominee Agreement is hereby amended and restated as follows:

a.	For purposes of this Agreement, the following definitions shall apply:

i.          The term “Collateral” shall refer to the real and personal property covered by the 2008 Nominee Deed of Trust.

ii.         The term “Lien” shall refer to the lien created by the 2008 Nominee Deed of Trust.

iii.       The term “Proceeds” shall refer to all proceeds from foreclosure, deed-in-lieu of foreclosure, or other sale of disposition of the Collateral or rights of the

Nominee under the 2008 Nominee Deed of Trust, or of any other recovery under resulting from or under the 2008 Nominee Deed of Trust.

b.         Nominee. Nominee shall act as the Subordinated Noteholders’ agent and shall hold title to the Lien and the Collateral as nominee for the benefit of all Subordinated Noteholders.

c.         Enforcement of 2008 Nominee Deed of Trust. Nominee shall not transfer, sell, pledge, hypothecate, encumber, or otherwise exercise any incident of ownership with respect to the Lien or the Collateral held by it as nominee, except as follows:

i.          At all times prior to payment in full of the Company Boatright Note, plus interest accrued thereon, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as Boatright may require for purposes of enforcing the rights of the Noteholders under the 2008 Nominee Deed of Trust.

ii.         At all times following payment in full of the Company Boatright Note, plus interest accrued thereon, but prior to payment in full of the 2008 Unitrust Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as the Unitrust may require for purposes of enforcing the rights of the Noteholders under the 2008 Nominee Deed of Trust.

d.         Disposition of Collateral. All Proceeds shall be applied in the following order:

i.          First, to the Lender in satisfaction of the Company’s obligations under the Restated 2008 Lender Note;

ii.         Second, to the expenses incurred in enforcement of the 2008 Nominee Deed of Trust;

iii.       Third, to Boatright to the extent necessary to pay the expenses incurred in enforcement and collection of the Company Boatright Note, then to the extent necessary to pay the Company Boatright Note, plus accrued interest thereon;

iv.        Fourth, to the Unitrust to the extent necessary to pay expenses incurred in enforcement and collection of the 2008 Unitrust Note, then to the extent necessary to pay the 2008 Unitrust Note, plus accrued principal and interest thereon; and

v.         Fifth, as required by law and by the 2008 Nominee Deed of Trust.

e.         Notice to Noteholders. The Nominee may, at any time, notify any Subordinated Noteholder of the status of the obligations secured by the Deed of Trust and the enforcement thereof, including any notice or instruction received by the Nominee by any Noteholder.

3.         Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

4.         Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

5.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Nominee and Subordination Agreement as of the Effective Date stated above.

“UNITRUST”	THE WILLIAM M. BEARD AND LU BEARD 1988 CHARITABLE UNITRUST

By  /s/ William Beard

William Beard, Trustee

By  /s/ Lu Beard

Lu Beard, Trustee

“NOMINEE”	MCELMO DOME NOMINEE, LLC, an Oklahoma limited liability company

By  /s/ William Beard

William Beard, Member

By:	BOATRIGHT FAMILY L.L.C., Member

By /s/ Peter Boatright
Peter Boatright, Manager
“BOATRIGHT”	BOATRIGHT FAMILY L.L.C., an Oklahoma limited liability company

By  /s/ Peter Boatright

Peter Boatright, Manager

“COMPANY”	THE BEARD COMPANY

By  /s/ Herb Mee, Jr.

Herb Mee, Jr., President

STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of December, 2008, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

June 6, 2010

(SEAL)
STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of December, 2008, by Lu Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

June 6, 2010

(SEAL)
STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of December, 2008, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

June 6, 2010

(SEAL)
STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of December, 2008, by Peter Boatright, as Manager of BOATRIGHT FAMILY L.L.C., as member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

June 6, 2010

(SEAL)
STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 5th day of December, 2008, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

June 6, 2010

(SEAL)
STATE OF OKLAHOMA	)

) SS.

COUNTY OF OKLAHOMA	)

The foregoing instrument was acknowledged before me this 8th day of December, 2008, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.

/s/ Linda Shrum

Notary Public

My Commission Expires:	Commission No. 06010868

June 6, 2010

(SEAL)